================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    Form 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 5, 2002

                           Commission File No. 0-16992

                         CONCORDE CAREER COLLEGES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                                      43-1440321
-------------------------------              -----------------------------------
(State of other jurisdiction of                       (I. R. S. Employer
 Incorporation or Organization)                     Identification Number)



       5800 Foxridge, Suite 500
           Mission, Kansas                                 66202
---------------------------------------      -----------------------------------
(Address of Principal Executive Office)                 (Zip Code)

Registrant's telephone number, including area code: (913) 831-9977
                                                    ---------------------------

================================================================================

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
(c) Exhibit Item 7 Presentation Materials

ITEM 9. REGULATION FD DISCLOSURE

Concorde Career Colleges, Inc. (the "Company") is furnishing the information included as exhibit Item 7 to this report pursuant to Item 9 of Form 8-K.
Exhibit 1 includes information the Company may present to current and prospective shareholders and other persons and institutions interested in the Company, its business, or securities. The Company has scheduled a presentation of these materials in New York City on June 3, 2002 to institutional holders and analysts.

The presentation materials include the Company's forecast for 2002 annual results. The Company anticipates 2002 annual revenue will increase 15% to approximately $56.4 million from $49.0 million in the prior year. The Company projects a gross profit margin of 67.7%, an operating margin of 7.6%, and a net margin of 4.5% for 2002. In addition the Company projects a 12% increase in student enrollments for 2002 to approximately 7,900.

The Company expects that projected growth will result from the Company's continuing efforts to improve personnel utilization, which should permit the Company to continue to leverage existing instructional and educational support expenses, selling and promotional expenses, and general and administrative expenses. The Company expects that its effective income tax rate for 2002 will remain at approximately 40%. The Company expects approximately 6,100,000 diluted common shares to be outstanding which, would result in fully diluted earnings per share of approximately $0.43 for 2002.

The information in this Report (including the Exhibit) is furnished pursuant to
Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section. The Company has elected to furnish this information in this Report and make the information available to the general investing public. This report will not be deemed an admission as to the materiality of any information in the Report and the Exhibit. In addition, the presentation materials include information from third parties, which the Company believes is reliable, but as to which the Company expressly denies any responsibility for its accuracy or reliability.

FORWARD-LOOKING STATEMENTS AND QUALIFICATIONS

Sections of this Report (including the Exhibit) contain statements that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 (the "Securities Act") and Section 21E of the Exchange Act, and the Company intends that such forward-looking statements be subject to the safe harbors created thereby. Statements in this Report and the Exhibit containing the words "estimate," "project," "anticipate," "expect," "intend," "believe," "will" and similar expressions as well as statements concerning anticipated financial performance, business prospects, technological developments and expectations for growth may be deemed forward-looking statements. These statements are based on the Company's current expectations and beliefs concerning future events that are subject to risks and uncertainties. Actual results may differ materially from the results suggested herein and from the results historically experienced. We wish to caution you that in addition to the important factors described in the Company's Annual Report on Form 10-K, the following important factors, among others, sometimes have affected, and in the future could affect, the Company's actual results and could cause the Company's actual consolidated results to differ materially from those expressed in any forward-looking statements made by the Company: (i) the Company's plans, strategies, objectives, expectations and intentions are subject to change at any time at the Company's discretion; (ii) the effect of, and the Company's ability to comply with, state and federal government regulations regarding education and accreditation standards, or the interpretation or application thereof, including the level of government funding for, and the Company's eligibility to participate in, student financial aid programs; (iii) the Company's ability to assess and meet the educational needs and demands of the Company's customers and their employers;
(iv) the effect of competitive pressures from other educational institutions;
(v) the Company's ability to execute its growth strategy, manage planned internal growth and continue to leverage its existing expenses to support a higher revenue base; (vi) the Company's ability to locate, obtain and finance favorable school sites, negotiate acceptable lease terms, and hire and train employees; (vii) the effect of economic conditions in the postsecondary education industry and in the economy generally, including factors effecting the demand for the curricula offered by the Company; (viii) the role of the Department of Education's, Congress' and the public's perception of for-profit education as it relates to changes in the Higher Education Act and regulations promulgated thereunder; (ix) the effect of changes in taxation and other government regulations. See the Company's reports on Forms 14C, 10-K and 10-Q filed with the Securities and Exchange Commission for further information. The Company disclaims any obligation to publicly update, revise or correct any forward looking statements, whether as a result of new information, future events or otherwise.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    CONCORDE CAREER COLLEGES, INC.

                                    DATED: June 5, 2002

                                    By: /s/ Jack L. Brozman
                                        -------------------------------------
                                        Jack L. Brozman, Chief Executive Officer


                                    By: /s/ Paul R. Gardner
                                        -------------------------------------
                                        Paul R. Gardner, Chief Financial Officer

Data Points for 8K filing

Page 9
Public Market Value of Post-Secondary Companies
1994 - $0.5
1995 - $1.6
1996 - $3.7
1997 - $5.1
1998 - $7.1
1999 - $4.4
2000 - $11.6
2001 - $14.6
2002-YTD $17.5

Page 10
Salary Gap between High School and Associate Degree Graduates
High School - $26,000
Associate Degree - $31,700

Earning Power of a 30-Year Old Man With a High School Diploma
1973 - $35,350
1982 - $26,110
1995 - $21,620

Page 13
Advertised Trading Volume
Date              Volume   Price
1-Jun-01          15500    2.5
4-Jun-01          1000     2.44
13-Jun-01         100      2.46
14-Jun-01         500      2.46
19-Jun-01         1500     2.44
20-Jun-01         6500     2.1
21-Jun-01         13000    2.2
25-Jun-01         1000     2.04
28-Jun-01         2500     2.4
29-Jun-01         4500     2.5
5-Jul-01          200      2.26
6-Jul-01          1700     2.26
12-Jul-01         9500     2.8
13-Jul-01         28500    3
16-Jul-01         6000     3
17-Jul-01         27300    3.3
18-Jul-01         500      3.1
19-Jul-01         6000     3.3
20-Jul-01         1200     3.36
23-Jul-01         44500    3.4
24-Jul-01         137000   3.4
27-Jul-01         1500     3.32
30-Jul-01         4000     3.58
31-Jul-01         12000    3.64
1-Aug-01          23500    3.8
6-Aug-01          2000     3.98
8-Aug-01          100500   3.96
10-Aug-01         8200     4

13-Aug-01         5600     4.3
14-Aug-01         49100    4.26
15-Aug-01         2800     4.4
16-Aug-01         2600     4.5
17-Aug-01         200      5
21-Aug-01         4300     5.1
22-Aug-01         4500     5.1
23-Aug-01         9500     4.8
31-Aug-01         3600     5
10-Sep-01         1900     4.5
17-Sep-01         19800    4.4
18-Sep-01         100      4.2
19-Sep-01         1100     4.3
21-Sep-01         61000    4.36
24-Sep-01         2500     4.3
25-Sep-01         46500    4.28
26-Sep-01         11600    5
27-Sep-01         209800   5.04
28-Sep-01         48100    5.14
1-Oct-01          1500     5
2-Oct-01          200      5
3-Oct-01          1000     5
4-Oct-01          18700    5.16
5-Oct-01          300      5.04
8-Oct-01          1200     5.06
9-Oct-01          9500     5.2
11-Oct-01         3100     5.32
12-Oct-01         3000     5.28
15-Oct-01         7200     5.3
16-Oct-01         5000     5.24
17-Oct-01         3200     5.36
18-Oct-01         22000    5.38
22-Oct-01         600      5.38
23-Oct-01         2900     5.5
24-Oct-01         6200     5.38
26-Oct-01         100      5.4
29-Oct-01         25300    5.8
31-Oct-01         500      5.9
2-Nov-01          4600     6.06
5-Nov-01          7800     6.5
6-Nov-01          72900    6.6
8-Nov-01          7000     6.6
12-Nov-01         2000     6.6
13-Nov-01         11500    6.54
14-Nov-01         75300    6.52
15-Nov-01         50500    6.5
19-Nov-01         2000     6.5
20-Nov-01         5200     6.5
21-Nov-01         23100    6.5
26-Nov-01         2800     6.5
27-Nov-01         4600     6.5
29-Nov-01         500      6.5
30-Nov-01         12900    6
3-Dec-01          2500     5.4
4-Dec-01          1200     5.5
5-Dec-01          1800     5.5

6-Dec-01          1000     5.5
11-Dec-01         8600     7.25
12-Dec-01         2100     6.7
13-Dec-01         400      6.5
14-Dec-01         1500     6.5
17-Dec-01         4100     6.7
19-Dec-01         2500     6.1
21-Dec-01         500      6.85
27-Dec-01         2300     6.6
28-Dec-01         4400     6.65
31-Dec-01         500      6.7
3-Jan-02          100      6.75
7-Jan-02          1900     6.7
9-Jan-02          1700     7
10-Jan-02         1100     6.9
14-Jan-02         100      7
15-Jan-02         2500     6.95
17-Jan-02         400      7
22-Jan-02         4500     6.71
29-Jan-02         6400     6.8
31-Jan-02         300      6.45
1-Feb-02          500      6.5
6-Feb-02          1700     6.45
7-Feb-02          500      6.45
11-Feb-02         500      6.35
12-Feb-02         200      6.3
13-Feb-02         6000     6.4
19-Feb-02         1100     6.5
22-Feb-02         1000     6.3
25-Feb-02         2500     6.3
28-Feb-02         20000    6.35
1-Mar-02          1000     6.75
5-Mar-02          500      6.35
6-Mar-02          500      6.6
8-Mar-02          500      6.6
12-Mar-02         1000     6.4
13-Mar-02         30000    6.35
14-Mar-02         1500     7
18-Mar-02         7400     7
19-Mar-02         100      7.6
20-Mar-02         800      7.8
28-Mar-02         100      7.75
1-Apr-02          8600     7.25
3-Apr-02          900      7.2
5-Apr-02          400      7.2
10-Apr-02         600      7.15
11-Apr-02         400      7.2
16-Apr-02         1100     7.5
17-Apr-02         9200     7.9
18-Apr-02         4100     7.75
23-Apr-02         1500     7.9
24-Apr-02         1400     7.75
29-Apr-02         10900    8.3
30-Apr-02         500      8.1
2-May-02          16700    8.82
3-May-02          1000     8.85

7-May-02          2000     8.5
8-May-02          1300     8.45
9-May-02          100      8.4
10-May-02         5900     8.82
14-May-02         2800     8.95
15-May-02         36000    8.95
16-May-02         700      8.95
20-May-02         5300     9
21-May-02         400      9
23-May-02         12400    8.85
24-May-02         100      9
29-May-02         2000     8.75
31-May-02         3200     9

Page 15
Campuses
Portland, Oregon
San Diego, California
San Bernardino, California
Garden Grove, California
North Hollywood, California
Denver, Colorado
Kansas City, Missouri
Memphis, Tennessee
Lauderdale Lakes, Florida
Tampa, Florida
Jacksonville, Florida

Page 24
         Net Enrollment    Average Revenue/Student
1999     5,633             $6,266
2000     6,072             $6,388
2001     7,080             $6,928
2002P    7,940             $7,290

Page 25
Financial Overview (1999-2002P)
         Revenue           Gross Profit     Operating Income/(loss)
1999     $35.3             $21.3            ($0.6)
2000     $38.4             $23.0            ($0.4)
2001     $49.0             $31.7             $2.5
2002P    $56.4             $38.2             $4.3

Page 26
Margin Analysis (1999-2002P)
         Operating Margin           Net Margin
1999     (1.7%)                     (1.3%)
2000     (1.1%)                     (0.9%)
2001      5.1%                       3.3%
2002P     7.6%                       4.5%

                     [LOGO] CONCORDE CAREER COLLEGES, INC.


                                   June 2002

                                    CONCORDE
================================================================================

During the course of this presentation, the Company may make projections or other forward-looking remarks regarding future events or the future financial performance of the company. Such forward-looking statements can be indentified by the use of terminology such as "believes," "expects," "anticipates," "plans," "will," "could," or "should." We caution you that such statements are predictions and that actual events or results may differ materially. Please refer to the documents the Company files from time to time with the SEC, including the Company's annual and quarterly reports. These documents contain important factors that could cause actual results to differ materially from those contained in the company's projections or forward-looking statements.


2                                          [LOGO] CONCORDE CAREER COLLEGES, INC.

                                    CONCORDE

Agenda
================================================================================

..  Fast Facts

..  Investment Highlights

..  Market Overview

..  Company Overview

..  Postsecondary Comparison

..  Financial Summary

..  Highlights


3                                          [LOGO] CONCORDE CAREER COLLEGES, INC.

                                    CONCORDE

Fast Facts
================================================================================

.. Leading pure-play provider of career education in the allied health field

.. 7,080 student enrollment in FY 2001 (2,291 in Q1 2002) at 11 campuses in six states

  . Up 16.6% and 30.4% YOY, respectively

.. Diploma programs, certificates, and associate degrees offered

.. 13 major programs in fiscal 2001

  . Program length primarily 8-14 months, with one at 4 months

.. $49.0 million in revenue (up 26.5% YOY) and $0.28 in diluted EPS in 2001

  . $14.4 million in revenue (up 33.3% YOY) and $0.14 in diluted EPS in Q1 2002


4                                         [LOGO] CONCORDE CAREER COLLEGES, INC.

                                    CONCORDE

Agenda
================================================================================

.. Fast Facts

.. Investment Highlights

.. Market Overview

.. Company Overview

.. Postsecondary Comparison

.. Financial Summary

.. Highlights


5                                          [LOGO] CONCORDE CAREER COLLEGES, INC.

                                    CONCORDE

Investment Highlights
================================================================================

.. Tremendous market opportunity
  . Aging baby boomer population
    . 1 in 5 Americans are over 55, with an additonal 30% between 36 and 54 . Pronounced nursing shortage
    . Another 450,000 nurses needed to meet demand by 2008
  . Explosion in demand for health care-related jobs

.. Strong 2001 financial performance
  . 2001 enrollment up 16.6% YOY to 7,080 students
  . 2001 revenues up 26.5% YOY to $49.0 million
  . 2001 EPS at $0.28 per share, up from ($0.14) in 2000

.. Delivered strong Q1 2002
  . First quarter revenues up 33.3% YOY to $14.4 million
  . 1Q 2002 EPS at $0.14 per share, up from ($0.05) in 1Q 2001


6                                          [LOGO] CONCORDE CAREER COLLEGES, INC.

                                    CONCORDE

Investment Highlights
================================================================================

 . On track for solid 2002
   . Continued healthy top and bottom-line growth projected
     . Expect YOY revenue growth of 15%
     . Expect full year EPS of $0.43
   . Early scale economics

.. Attractive valuation - trading at significant discount to group
  . $9,600 enterprise value/student vs. $36,500 for industry comparables . 30% projected EPS growth rate vs. 22% industry average
  . 20.9x price/2002 estimated earnings vs. 32.1x industry average

.. Proven executive management team
  . Extensive site-based education experience
  . Executed turnaround of Concorde starting in 2000


7                                          [LOGO] CONCORDE CAREER COLLEGES, INC.

                                    CONCORDE

Agenda
================================================================================

.. Fast Facts

.. Investment Highlights

.. Market Overview

.. Company Overview

.. Postsecondary Comparison

.. Financial Summary

.. Highlights


8                                          [LOGO] CONCORDE CAREER COLLEGES, INC.

                                    CONCORDE

Market Overview
================================================================================

Public Market Value of Post-Secondary Companies /(a-f)/

                                    [CHART]

                       Total Market Value ($ in billions)

                                  CAGR: 61.7%


     1994   1995   1996   1997   1998   1999    2000    2001   YTD 2002
     ----   ----   ----   ----   ----   ----    ----    ----   --------
     $0.5   $1.6   $3.7   $5.1   $7.1   $4.4   $11.6   $14.6    $17.5


(a) Public companies included in 1994 & 1995: APOL, DV, ESI, WIX.
(b) Public companies included in 1996 & 1997: EDMC, STRA and all previous companies.
(c) Public companies included in 1998: CECO and all previous companies.
(d) Public companies included in 1999: COCO and all previous companies.
(e) Public companies included in 2000-2002: UOPX and all previous companies.
(f) YTD 2002 as of 5/31/02.


9                                          [LOGO] CONCORDE CAREER COLLEGES, INC.

                                    CONCORDE

Education Counts
================================================================================

                                    [CHART]

Salary Gap between High School      High School      Associate Degree
and Associate Degree Graduates        $26,000           $31,700

Median earnings in 1998 Dollars.
Source. Bureau of Labor Statistics.

                                     [CHART]

Earning Power of a 30-Year Old Man     1978         1992        1995
With a High School Diploma            $35,850     $26,110     $21,620

Data in 1995 Dollars.
Source. Michael Milken.

10                                         [LOGO] CONCORDE CAREER COLLEGES, INC.

                                    CONCORDE

Education and Health Care: Megatrends
================================================================================

.. Health care in 2000

  . Largest piece of GDP - 14%

  . $2.3 trillion, or 16% of $14.4 trillion U.S. capital markets

.. Demographics

  . Aging baby boomer population

    . Over 56 million Americans 55 and older

    . Additional 80 million Baby Boomers between 35 and 54

    . Enormous strain on health care delivery system

  . Significant nursing shortage

    . RN population under the age of 30 dropped to 9% in 2000 from 25% in 1980

.. Health care job explosion

  . Over 50% of the U.S. Department of Labor's fastest growing occupations
    (2000-2010) are health care-related

  . Majority require moderate-term training

  . Number of jobs projected to increase by over 45%


11                                         [LOGO] CONCORDE CAREER COLLEGES, INC.

                                    CONCORDE

Agenda
================================================================================

.. Fast Facts

.. Investment Highlights

.. Market Overview

.. Company Overview

.. Postsecondary Comparison

.. Financial Summary

.. Highlights

12                                         [LOGO] CONCORDE CAREER COLLEGES, INC.

                                    CONCORDE

Stock Performance - LTM/(a)/
================================================================================

Advertised Trading Volume

                                    [CHART]

(a) Last twelve months through May 31, 2002.


13                                         [LOGO] CONCORDE CAREER COLLEGES, INC.

                                    CONCORDE

Experienced Management Team
================================================================================


Name             Position                     Prior Experience / Affiliations
--------------------------------------------------------------------------------
Jack Brozman     Chairman, President & CEO    Chairman, President & CEO, La Petite
                                              Academy - 14 years

Paul Gardner     VP & CFO                     Controller, La Petite Academy - 14 years of
                                              multi-site / education / public company
                                              experience

Gene Johnson     VP, Operations               25 years of education experience

Patrick Debold   VP, Academic Affairs         17 years of proprietary education experience

Vickey Cook      VP, Compliance               19 years of proprietary education experience

Diana Hawkins-   VP, Human Resources          VP, Human Resources, La Petite Academy,
Jenks                                         12 years of multi-site / education experience



14                                         [LOGO] CONCORDE CAREER COLLEGES, INC.

                                    CONCORDE

Concorde Campuses
================================================================================

              [MAP OF UNITED STATES INDICATING CONCORDE CAMPUSES]


15                                         [LOGO] CONCORDE CAREER COLLEGES, INC.

                                    CONCORDE

Demographics
================================================================================

.. 11 campuses

.. Student enrollment of 7,080 in 2001
  . 18-25 year old women
  . 80-90% of total

.. Small class size
  . Average of 12-15 students per class
  . Breakeven: 8 students per 1 instructor

.. Completion and retention rates
  . Over 61% of completion
  . Less than 6% of withdrawals each month
  . Compared with average completion rates of 60% for 4-year colleges; 50% across postsecondary institutions; and 20% for community colleges


16                                         [LOGO] CONCORDE CAREER COLLEGES, INC.

                                    CONCORDE

Program Overview
================================================================================

.. 13 programs conferring diplomas, certificates, and associate degrees in allied health occupations
  . Supplemented by short term courses / programs and certification test preparations

.. Non-traditional academic calendar
  . Programs commence monthly
  . Range primarily from 8 to 14 months, with one at 4 months
  . Generally 720 to 2,985 hours of instruction, with one at 480 hours

.. Hands-on learning experience
  . Classroom atmosphere supplemented by clinical / lab experience . 4 to 6 week externship

.. Total cost per program: $8,200 to $21,000, with one at $5,500


17                                         [LOGO] CONCORDE CAREER COLLEGES, INC.

                                    CONCORDE

Course Offerings
================================================================================

.. Vocational / Practical Nursing - 5 locations

.. Respiratory Therapist - 3 locations

.. Surgical Technician - 3 locations

.. Pharmacy Technician - 1 location

.. Radiology Technician - 1 location

.. Medical Office Professional - 1 location

.. Medical Assistant - 11 locations

.. Insurance Coding Specialist - 9 locations

.. Dental Assistant - 11 locations

.. Massage Therapy - 3 locations

.. Patient Care Technician (Assistant) - 3 locations

.. Limited Scope Radiography - 1 location

.. Computer Service Technician - 4 locations


18                                         [LOGO] CONCORDE CAREER COLLEGES, INC.

                                    CONCORDE

Drivers of Growth
================================================================================

.. Strong "same store" growth fueled by continued strong demand

.. Geographic growth, including new branch openings and new market penetration

  . Potential for acquisitions

.. Growth of completion, retention, and referral rates

.. Growth of students per classroom and revenue per student

.. Addition of higher priced programs and increased program site penetration


19                                         [LOGO] CONCORDE CAREER COLLEGES, INC.

                                    CONCORDE

Agenda
================================================================================

.. Fast Facts

.. Investment Highlights

.. Market Overview

.. Company Overview

.. Postsecondary Comparison

.. Financial Summary

.. Highlights


20                                         [LOGO] CONCORDE CAREER COLLEGES, INC.

                                    CONCORDE

Postsecondary Comparison
================================================================================

.. Though smaller scale than industry comparables, Concorde stacks up favorably:

   . Revenue per student approximately equal ($2,879 vs. $2,992 average)

   . Most recent quarter enrollment growth (YOY) significantly higher (30.4% vs
     16.5% average)

   . Average tuition lower, but increasing ($10,000 vs. $110,000 average)

.. Key comparables include:

  . Apollo International                 . Education Management

  . Career Education                     . ITT Educational Services

  . Corinthian Colleges                  . Strayer Education

  . DeVry                                . Whitman Education

Note: All data as of 5/31/02. Concorde revenue/student based on total student population of 4,985 in Q1 2002.


21                                         [LOGO] CONCORDE CAREER COLLEGES, INC.

                                    CONCORDE

Postsecondary Comparison
================================================================================

.. There have been dramatic near-term improvements in Concorde operational metrics:

  . Completion rate at industry average (61%)

  . Default rate on student loans approximately equal to comparables' (9.5% vs
    9.3% average)

  . Operating margin lower, but increasing - upside potential (7.6% vs. 17.0% average)

.. A valuation gap is apparent:

  . Enterprise value / student significantly lower ($9,577 vs. $36,515 average)

  . 2002E price / earnings ratio lower (20.9x vs. 32.1x average)

  . Long-term estimated growth rate significantly higher (30% vs. 22% average)

Note: All data as of 5/31/02. Growth rate data for industry comparables based on First Call consensus estimates (calendarized). Concorde enterprise value / student based on total student population of 4,985 in Q1 2002.


22                                        [LOGO] CONCORDE CAREER COLLEGES, INC.

                                    CONCORDE

Agenda
================================================================================

.. Fast Facts

.. Investment Highlights

.. Market Overview

.. Company Overview

.. Postsecondary Comparison

.. Financial Summary

.. Highlights


23                                         [LOGO] CONCORDE CAREER COLLEGES, INC.

                                    CONCORDE

Key Metrics (1999 -2002P)
================================================================================

                                    [CHART]

                    1999              2000               2001           20002
Net Enrollment      5,633            6,072              7,080           7,940
Revenue / Student  $6,266           $6,388             $6,920          $7,290


Note: Revenue / Student based on fiscal year end revenue and student enrollment at year end.


24                                         [LOGO] CONCORDE CAREER COLLEGES, INC.

                                    CONCORDE

Financial Overview (1999 - 2002P)
================================================================================

                                    [CHART]

                                ($ in millions)

                                     17.9%

                  Operating                     Operating                    Operating                     Operating
         Gross     Income/             Gross     Income/             Gross     Income/            Gross     Income/
Revenue  Profit    (Loss)     Revenue  Profit    (Loss)     Revenue  Profit    (Loss)    Revenue  Profit    (Loss)
 $35.3   $21.3     ($0.6)      $36.4   $23.0     ($0.4)      $49.0    $31.7     $2.5      $56.4   $38.2      $4.3
--------------------------    -------------------------     -------------------------    -------------------------
          1999                          2000                          2001                         2002P


25                                         [LOGO] CONCORDE CAREER COLLEGES, INC.

                                    CONCORDE

Margin Analysis (1999 - 2002P)
================================================================================

                                    [CHART]

   Operating   Net    Operating   Net    Operating   Net    Operating   Net
    Margin   Margin    Margin   Margin    Margin   Margin    Margin   Margin

    (1.7%)   (1.3%)    (1.1%)   (0.9%)     5.1%     3.3%      7.6%     4.5%
    ---------------    ---------------     -------------      -------------
          1999               2000               2001              2002P


26                                         [LOGO] CONCORDE CAREER COLLEGES, INC.

                                    CONCORDE

YOY Quarterly Comparison (LTM)
================================================================================

                                            2001                          2002
                        --------------------------------------------    --------
Company                    Q1          Q2          Q3          Q4          Q1
-------------------     --------    --------    --------    --------    --------

Revenue                   $10.8       $12.1       $12.9       $13.3       $14.4
 YOY % Change             14.4%       29.1%       28.3%       33.6%       33.3%

Gross Profit                6.7         7.9         8.5         8.7         9.7
 YOY % Change             18.7%       43.7%       38.2%       40.1%       45.4%
 Gross Margin             61.8%       65.1%       65.8%       65.5%       67.4%

Operating Income           (0.2)        0.8         1.1         0.8         1.4
 Operating Margin            NM        6.5%        8.5%        6.2%        9.8%

Diluted EPS              ($0.05)      $0.11       $0.11       $0.08       $0.14


27                                         [LOGO] CONCORDE CAREER COLLEGES, INC.

                                    CONCORDE

Balance Sheet - Selected Metrics
================================================================================

                                                   Q1          Q1        YOY %
                                                  2001        2002       Change
                                                --------    --------    --------

Assets:
 Cash & Cash Equivalents                           $5.7        $7.7        33.7%
 Short-Term Investments                             0.6         3.2       418.7%
 Accounts Receivable                               15.1        20.7        37.3%

Liabilities
 Deferred Revenue                                 $16.5        $20.8       25.8%
 Accounts Payable                                   1.3          2.5       92.4%

Convertible Subordinated Debt                       3.5          3.5        0.0%

Total Stockholders' Equity                         $4.7         $7.0       48.4%


28                                         [LOGO] CONCORDE CAREER COLLEGES, INC.

                                    CONCORDE

Agenda
================================================================================

.. Fast Facts

.. Investment Highlights

.. Market Overview

.. Company Overview

.. Postsecondary Comparison

.. Financial Summary

.. Highlights


29                                         [LOGO] CONCORDE CAREER COLLEGES, INC.

                                    CONCORDE

Highlights
================================================================================

.. Addressing critical need in market

.. Strong financial performance

.. On track to deliver solid 2002

  . Projected EPS of $0.43 in 2002 vs. $0.28 in 2001

.. Well-positioned for growth


30                                         [LOGO] CONCORDE CAREER COLLEGES, INC.

                                    CONCORDE

Poised for Growth
================================================================================

                                    [CHART]

            People                                           Product






                     [LOGO] CONCORDE CAREER COLLEGES, INC.






         Potential                                           Predictability


31                                         [LOGO] CONCORDE CAREER COLLEGES, INC.

                                    CONCORDE

Appendix
================================================================================



32                                         [LOGO] CONCORDE CAREER COLLEGES, INC.

                                    CONCORDE

Postsecondary Comparison
================================================================================

                                         Total             Revenue/     Enrollment
                           Quarter     Enrollment          Student        Growth             Average
Company                     Ended   (latest quarter)   (latest quarter)    (YOY)             Tuition
-------------------------- -------  ----------------   ---------------- ----------           -------
Apollo International       28-Feb           139,300             $1,598      25.2%                 NA

Career Education           31-Mar            40,800             $4,165      24.4%            $10,775

Corinthian Colleges        31-Mar            31,991             $2,761      22.6%            $11,800

DeVry                      31-Mar            55,735             $2,957       4.4%             $9,400

Education Management       31-Mar            35,790             $4,071      16.7%            $11,700

ITT Educational Services   31-Mar            30,986             $3,471       9.8%            $10,300

Strayer Education          31-Mar            14,335             $2,072      19.0%            $11,920

Whitman Education          31-Dec             8,566             $2,845      10.3%  less than $10,000


  Average                                    44,688             $2,992      16.5%            $10,983

CONCORDE                   31-Mar             4,985             $2,879      30.4%            $10,000

Note: Concorde revenue/student based on total student population of 4,985 in Q1 2002.


33                                         [LOGO] CONCORDE CAREER COLLEGES, INC.

                                    CONCORDE

Postsecondary Comparison
================================================================================

                                                          Average      New
                                              Total       Student    Campuses
Company               Campuses      States   Programs       Age   (last 2 years)
--------------     -------------   --------  ----------   ------- --------------

Apollo International     62            37        36         33-36        10

Career Education         42            17        22         24-26        16

Corinthian Colleges      61            20        14         24-28        25

DeVry                    71            13        19            24        12

Education Management     40     26 cities        27         18-24        20

ITT Education Services   70            28        19         23-25         3

Strayer Education        20             4        18            33       4-6

Whitman Education        23            13        52         25-40         0

Average                  49            19        26            NM        12


CONCORDE                 11             6        13         18-25         0



34                                         [LOGO] Concorde Career Colleges, Inc.

                                    CONCORDE

Postsecondary Comparison
================================================================================

                                                        Default Rate                       Average
                            Completion    % Title IV     on Student      Job Rate          Starting
Company                        Rate        Revenues        Loans        (Post-Grad)        Salary
-------------------------   ----------    ----------    ------------    -----------    -----------------

Apollo International            60-65%           48%            4.6%             NA                   NA

Career Education                    NA           61%            8.3%            92%     $30,000-$100,000

Corinthian Colleges                70%           81%           13.7%            86%                   NA

DeVry                              40%           70%           10.0%            85%              $39,680

Education Management               65%           62%            8.4%            85%      $25,560-$28,530

ITT Educational Services           71%           65%           11.0%            90%              $28,100

Strayer Education                  46%           51%           12.1%            95%              $45,000

Whitman Education                  70%           71%            6.5%         85-90%                   NA


 Average                           61%           64%            9.3%            89%                   NM


CONCORDE                           61%           83%            9.5%            82%                   NA


35                                         [LOGO] CONCORDE CAREER COLLEGES, INC.

                                    CONCORDE

Valuation Gap
================================================================================

                                              Enterprise Value /                      Price /       5-Year
                                        -----------------------------
                            Price       Revenue     EBITDA               Operating    Earnings     Estimated
                                        -------     ------    -------                 --------
Company                    5/31/02       2002E      2002E     Student     Margin       2002E      Growth Rate
----------------------     -------      -------     ------    -------    ---------    --------    -----------

Apollo International        $34.48         5.5x      20.6x    $41,017        21.9%       41.5x            25%

Career Education             43.60         3.0x      16.4x    $53,459        13.4%       34.1x            25%

Corinthian Colleges          27.43         3.1x      15.6x    $36,335        17.8%       29.5x            24%

DeVry                        26.98         2.8x      11.5x    $32,172        17.2%       26.7x            20%

Education Management         41.35         2.5x      13.3x    $40,867        14.2%       30.6x            20%

ITT Educational Services     49.40         2.3X      13.5x    $34,704        12.8%       28.7x            20%

Strayer Education            59.39         5.2x      14.2x    $42,623        34.2%       33.7x            20%

Whitman Education             6.04           NA         NA    $10,944         4.5%          NA             NA


 Average                                   3.5x      15.0x    $36,515        17.0%       32.1x            22%


CONCORDE                     $9.00         0.8x       8.0x     $9,577         7.6%       20.9x            30%


Note: Enterprise Value = Diluted Equity Value + Net Debt (Net Debt = Total Debt (including capitalized leases) + Preferred Equity at Liquidation Value + Minority Interest - Cash and Marketable Securities).
Concorde enterprise value / student based on total student population of 4,985 in Q1 2002.


36                                         [LOGO] CONCORDE CAREER COLLEGES, INC.